Exhibit 10.7

EXECUTION COPY

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made on September 10, 2007, by and among 7 Days Group Holdings Limited (the “Company”), DB Trustees (Hong Kong) Limited, as the trustee and collateral agent (in such capacity, the “Trustee”) for the holders of the Notes (as defined below), and DB Trustees (Hong Kong) Limited, as the escrow agent (in such capacity, the “Escrow Agent”).

WHEREAS

(A)	The Company proposes to issue US$80,000,000 in aggregate principal amount of Guaranteed Senior Floating Rate Notes due 2010 (the “Notes”) to certain purchasers pursuant to those certain Securities Purchase Agreements, dated as of September 4, 2007, by and among the Company, the Purchasers and the other parties thereto (the “Purchase Agreements”) and that certain Indenture, dated as of September 10, 2007, by and among the Company, the Trustee and the other parties thereto (the “Indenture”).

(B)	Pursuant to the Purchase Agreements and the Indenture, the Escrow Agent shall maintain the Escrow Account in the name of the Company.

NOW IT IS WITNESSED as follows:

Definitions

1.	In this Agreement each expression defined below shall have the following meanings (unless the context otherwise requires) respectively:

“Authorised Signatories” means those persons listed in Schedule 1 together with their signatures; and

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for business in Hong Kong, Beijing and New York for the purposes of settling payments.

“Escrow Account” means a United States Dollar-denominated account, opened by DB Trustees (Hong Kong) Limited as the Escrow Agent for the benefit of the Company, to be operated by the Escrow Agent as authorised signatory thereof in accordance with the provisions of this Agreement, with Deutsche Bank AG, Hong Kong Branch, 55th Floor Cheung Kong Center, 2 Queen’s Road Central, Hong Kong, the details of which are contained in Schedule 2-A;

“Escrow Moneys” means the sum of US$45,700,000, deposited in the Escrow Account, together with any accrued interest;

“Operating Account” means (i) a United States Dollar-denominated account, opened by 7 Days Inn (Shenzhen) Co., Ltd., a wholly foreign-owned subsidiary of the Company organized and existing under the laws of the PRC (the “WFOE”), with Shenzhen Branch of China Minsheng Banking Corporation, the details of which are contained in Schedule 2-B or (ii) a bank account of the Company outside the PRC designated by the Company to the Escrow Agent in writing.

“PRC” means the People’s Republic of China, exclusive of Taiwan, Macau and Hong Kong.

Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given them in the Indenture.

Clause headings are for reference purposes only and shall not affect the construction or effect of any provision hereof.

In this Agreement unless the context otherwise requires:

(a)	words importing the singular number alone shall include the plural number and vice versa; and

(b)	person shall include any firm or body of persons whether corporate or incorporate.

Deposit of Escrow Amounts

2.	On September 10, 2007, the Company shall deposit or procure the deposit of the Escrow Moneys with the Escrow Agent who shall stand possessed of the Escrow Moneys upon the terms set out in this Agreement.

Treatment During Escrow Period

3.1	The Escrow Agent shall hold the Escrow Moneys paid to it by the Company as agent of the Company to the order of the Company. The Escrow Moneys shall be held by the Escrow Agent in the Escrow Account until such time as the Note Obligations are repaid in full.

3.2	Save as provided in Clause 7 below, the Escrow Agent shall not make any deductions from the Escrow Account by virtue of any right of set-off or claim which it may have against the Company. The Escrow Agent shall not release any of the Escrow Moneys, except as provided in this Agreement.

3.3	Any interest earned or profit generated from the Escrow Account (subject to any deduction of tax at source and any bank or other charges (including without limitation any deductions made pursuant to clauses hereof and properly charged to the Escrow Account in accordance with this Agreement) shall be for the Escrow Account.

3.4	The Escrow Agent shall not be under any obligation to diversify the investment of the Escrow Moneys and shall have express power to retain the Escrow Moneys in their existing condition for as long as the Escrow Agent in its absolute discretion shall think fit.

Receipt of Escrow Monies

4.	The Company shall inform the Escrow Agent and the Trustee in writing of any deposit of monies into the Escrow Account in the form contained in Schedule 3 at least one Business Day prior to the intended Business Day of deposit and the Escrow Agent shall confirm in writing to the Company and the Trustee one Business Day following receipt of the amount so deposited.

Payment of Escrow Amounts

5.1	Prior to the repayment of the Note Obligations in full, the Escrow Agent shall hold the Escrow Moneys to the order of the Company and shall apply such moneys as it may from time to time be jointly directed in writing by the Company and Trustee as provided in Clause 5.

5.2	Any payment from the Escrow Account made by the Escrow Agent in accordance with the joint written directions of the Company and the Trustee shall be a full and sufficient discharge to the Escrow Agent in respect of its obligation to the Company and the Trustee.

5.3	The Company and the Trustee agree that, upon the satisfaction of the conditions set forth in Clause 5.5 below and subject expressly to the restrictions and limitations described therein, one of the Authorised Signatories of the Company set out in Schedule 1 and one of the Authorised Signatories of the Trustee set out in Schedule 1 shall execute and deliver to the Escrow Agent a written payment instruction in the form contained in Schedule 4 (the “Instructions”) which Instructions shall direct the Escrow Agent to release the amounts specified in the Instructions from the Escrow Account to the applicable Operating Account. In furtherance of the foregoing, and subject to the terms and conditions set forth in Clause 5.5 below, the Trustee shall cause one of the Authorized Signatories of the Trustee to execute the Instructions on the second Business Day following the day of receipt of a completed Disbursement request and deliver the signed Instructions to the Escrow Agent, provided such receipt shall take place before 11.00am Hong Kong time on a Business Day. If a Disbursement Request is received after 11.00am Hong Kong time, then it shall be deemed to have been received on the next following Business Day. If a Disbursement Request is received on a day which is not a Business Day it shall be deemed to have been received on the next following Business Day.

5.4	Until such time as the Trustee has notified the Escrow Agent in writing that an Event of Default has occurred and/or is continuing, upon the receipt of the Instructions by the Escrow Agent, the amount set forth in the Instructions shall promptly be transferred from the Escrow Account to the applicable Operating Account.

5.5	The obligation of the Trustee to execute any Instruction is expressly subject to the satisfaction of, and compliance with, the following terms and conditions:

(i) the Trustee’s receipt of a written certification by an Authorized Signatory of the Company that, as of the date of such certificate, (A) no Event of Default has occurred and/or is continuing, (B) all amounts previously withdrawn from any applicable Operating Account have been used in accordance with Section 4.22 of the Indenture, and (C) the Operating Account set forth in Schedule 2-B has an available cash balance of less than US$5,000,000; and

(ii) the Trustee’s receipt of a written disbursement request from an Authorized Signatory of the Company (a “Disbursement Request”), which Disbursement Request shall (A) specify (i) the exact amount which the Company seeks to withdraw from the Escrow Account (the “Requested Funds”) and (ii) the account to which the Requested Funds is intended to be disbursed by the Company, (B) certify that (1) one of the conditions set forth in Exhibit A (each, a “Condition”) is satisfied (and setting forth which Condition is being relied upon for such proposed withdrawal), and (2) the intended use of the Requested Funds set forth in the Disbursement Request are in compliance with Section 4.22 of the Indenture, (C) to the extent applicable, include as an attachment thereto, a copy or copies of executed lease agreements or other material agreements (or other material supporting material) relating to the intended use of the Requested Funds (as more specifically set forth in the applicable Condition), and (D) include any other information as specifically required by the applicable Condition.

5.6	Notwithstanding any provision herein or in the Indenture, the Trustee is under no duty to determine the conformity to requirements of any document, other than the Disbursement Request, delivered to it under this Section 5. Notwithstanding any provision herein, the Escrow Agent shall be entitled to act and conclusively rely on any Instructions and is under no duty or obligation to determine whether or not any of the disbursement conditions have been met or that any of the required documents are in order. The Escrow Agent need only act upon the Instructions given to it in accordance with this Agreement.

5.7	The Escrow Agent shall pay monies out of the Escrow Account on the second Business Day following the day of receipt of an Instruction provided such receipt shall take place before 11.00am Hong Kong time on a Business Day. If an Instruction is received after 11.00am Hong Kong time, then it shall be deemed to have been received on the next following Business Day. If an Instruction is received on a day which is not a Business Day it shall be deemed to have been received on the next following Business Day.

Liability of the Escrow Agent

6.1	The duties of the Escrow Agent are of a mechanical and administrative nature only and the Escrow Agent shall not be liable and shall bear no obligation or responsibility to any person in respect of the operation of the Escrow Account or its application of the Escrow Moneys unless such liability arises as a result of gross negligence or willful default on the part of the Escrow Agent. In particular, but without limiting the generality of the foregoing, the Escrow Agent shall not be liable to the Company or the Trustee for any failure to maximise the amount of interest or other amounts earned on all or part of the Escrow Moneys. Under no circumstances shall the Escrow Agent be liable for any consequential or special loss, however caused or arising.

6.2	The Escrow Agent shall have only those duties, obligations and responsibilities expressly specified in this Agreement and shall have no implied duties, obligations or responsibilities (whether by law or otherwise). The Escrow Agent shall not be bound by nor be imputed with notice of, the provisions of any agreement among the other parties hereto notwithstanding any references herein to such agreement or document, except this Agreement.

6.3	The Company shall indemnify and hold harmless the Escrow Agent and any of its directors, officers, agents or employees from and against any and all liabilities, obligations, losses, damages, penalties, judgements, costs, expenses, actions or demands of any kind whatsoever (and any interest thereon) that may be imposed on or incurred by the Escrow Agent in connection with any action, claim or proceeding of any kind brought or threatened to be brought against it as a result of its acting hereunder, PROVIDED THAT the Company shall not have any obligation to indemnify the Escrow Agent or any other person for any claims arising in consequence of the gross negligence or willful default on the part of the Escrow Agent.

6.4	The Escrow Agent shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties and/or obligations hereunder or if in the performance of duties and obligations hereunder it determines that there are grounds for believing that the repayment of such funds or an indemnity satisfactory to the Escrow Agent against any such risk or liability is not assured to the Escrow Agent. The Escrow Agent shall not be obliged to take any action which may be illegal or contrary to applicable law.

6.5	The Escrow Agent shall not be liable for any loss or damage incurred in relation to the Escrow Moneys arising from any transaction made in good faith, or from any failure to diversify investment, or arising by reason of any other matter or thing except gross negligence or willful default.

6.6	The Escrow Agent shall be entitled to rely on, and shall be protected in acting upon, and shall be entitled to treat as genuine and as the document it purports to be, any Instruction, letter, paper or other document furnished to it by the Company and the Trustee and believed by the Escrow Agent, acting reasonably, to be genuine and to have been signed and presented by the proper person or persons. The Escrow Agent shall not be concerned or required to verify the matters referred to in or the validity of any written notice or instruction given by the parties hereto or any of them hereunder (including for the avoidance of doubt, the fulfillment of any conditions precedent governing the issuance of any notices or instructions pursuant to this Agreement).

6.7	For the avoidance of doubt

(i)	the Escrow Monies are held to the order of the Company,

(ii)	the Escrow Agent shall act on the joint written Instruction of the Company and the Trustee, and

(iii)	the Escrow Agent shall not act on the instructions of any other person in relation to the Escrow Account or the application of any moneys standing to the credit thereto.

6.8

The Escrow Agent may seek legal advice at the cost of the Company and shall be entitled to rely on and shall be protected in acting upon, any written advice received from legal and or other professional advisers notwithstanding any exclusions or limitations of liability in relation to the provision thereof. Notwithstanding any further provisions of this Agreement, the Escrow Agent may refrain from taking any action in any jurisdiction if the taking of such action in that jurisdiction would, in its opinion based upon written advice of counsel in the relevant jurisdiction, be contrary to any law of that jurisdiction or, to the extent applicable, of Hong Kong. Furthermore, the Escrow Agent may also refrain from taking such action if the taking of such action would otherwise render it liable to any person in that jurisdiction or in Hong Kong or if, in its opinion based upon such written advice of counsel, it would not have the power to do the relevant thing in that jurisdiction or in Hong Kong by virtue of any applicable law in that jurisdiction or in Hong Kong or if it is determined by any court or other competent authority in that jurisdiction or in Hong Kong that it does not have such power.

Fees and Expenses of the Escrow Agent

7.1	The Escrow Agent shall be entitled to receive from the Company, on written request, all charges, costs and expenses which it may properly incur in relation to the negotiation, preparation and execution of this Agreement and the performance of its obligations hereunder.

7.2	The Company shall pay to the Escrow Agent remuneration for its services as Escrow Agent pursuant to this Agreement on the basis set out in separate written agreement.

7.3	If any amount payable to the Escrow Agent is not paid when due, the Escrow Agent shall be entitled to debit the Escrow Account to recover the amount which should have been paid to it, PROVIDED THAT any subsequent recovery of any such amount shall be credited to the Escrow Account concerned.

7.4	All payments made by the Company pursuant to this Agreement shall be made free and clear of, and without withholding or deduction for any taxes, duties, assessments or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by the relevant taxing authorities or any political sub-division or any authority thereof or therein having power to tax, unless such withholding or deduction is required by law. In that event, the Company shall pay such additional amounts as will result in the receipt by the Escrow Agent of such amounts as would have been received by the Escrow Agent if no such withholding or deduction had been required.

Variation

8	No variation of this Agreement (or any document entered into pursuant to this Agreement) shall be valid unless it is in writing and signed by or on behalf of each of the parties hereto.

Notices / Statements

9.1	Any notice under this Agreement shall be in writing and signed by or on behalf of the party giving it and may be served by leaving it or sending it by facsimile, prepaid recorded delivery or registered post to the address and for the attention of the relevant party set out in clause 9.2 (or as otherwise notified form time to time hereunder). Any notice to be served by, facsimile or post shall be deemed to have been received:

(a)	in the case of facsimile, on confirmation of transmission being received by the sending machine, provided that any notice or communication received after normal banking hours or on a day which is not a Business Day in the place of receipt shall take effect on the Business Day immediately following the date of receipt; and

(b)	in the case of recorded delivery or registered post, forty-eight (48) hours from the date of posting.

9.2	The addresses of the parties for the purpose of clause 9.1 are as follows:

Escrow Agent

Address:	DB Trustees (Hong Kong) Limited
55th Floor Cheung Kong Center
2 Queen’s Road Central
Hong Kong

For the attention of:	The Managing Director

Facsimile:	+852 2203 7320

Trustee

Address:	DB Trustees (Hong Kong) Limited
55th Floor Cheung Kong Center
2 Queen’s Road Central
Hong Kong

For the attention of:	The Managing Director

Facsimile:	+852 2203 7320

The Company

For the attention of:	Mr. Zheng Nanyan

Address:	7 Days Group Holdings Limited
10/F, 705 Guangzhou Da Dao Nan Road,
Guangzhou 510290
P.R. China

Facsimile:	+86 20 8922 5507

Escrow Account Bank:

Address:	Deutsche Bank AG, Hong Kong Branch
55th Floor Cheung Kong Center
2 Queen’s Road Central
Hong Kong

For the attention of:	Trust and Securities Services

Facsimile:	+852 2203 7320

9.2	Prior to the repayment of the Notes, the Company shall provide the Trustee with a monthly report that details (i) the total monthly expenditures for each hotel operated by the Company or any of its Subsidiaries for the immediately preceding month, (ii) each individual cash expenditure by the Company or any of its Subsidiaries in excess of US$500,000 during the immediately preceding month, and (iii) the opening and closing balances for the prior month for each of the Escrow Account and any applicable Operating Account (including a reconciliation of such opening and closing balances). Such monthly report shall be provided to the Trustee no later than 15 days following the end of each month. A sample form of monthly report (based upon information from July 2007) is attached as Exhibit B.

Termination

10.	This Agreement shall terminate upon the repayment in full of the Note Obligations, and any Escrow Monies remaining in the Escrow Account at that time shall be returned to the Company (subject to any costs, fees, charges, expenses or indemnity amounts owed to the Escrow Agent); provided that the indemnity provided in Section 6 shall be a continuing obligation of the Company notwithstanding the termination of this Agreement and/or the resignation or removal of the Escrow Agent.

Resignation

11.	The Company and the Trustee agree that the Escrow Agent shall have the right to resign its appointment hereunder upon 30 days notice delivered to each of the parties. The Company, in consultation with the Trustee, shall appoint a substitute escrow agent within such 30 day period and such substitute escrow agent and the parties hereto (other than the resigning Escrow Agent) shall enter into an agreement substantially identical to this Agreement. If the Company fails to appoint a substitute escrow agent as required above, the Escrow Agent shall deliver all Escrow Monies and other assets held in the Escrow Account to a substitute escrow agent of either its choosing or as appointed by a court upon application therefor.

Counterparts

12.	This Agreement may be entered into in any number of counterparts and by the parties to it on separate counterparts, each of which, when executed and delivered, shall be an original, but all the counterparts shall together constitute one and the same instrument.

Governing Law and Jurisdiction

13.	This Agreement is governed by, and shall be construed in accordance with, the laws of the Hong Kong Special Administrative Region of the People’s Republic of China.

14.	The parties hereby irrevocably submit for the benefit of the exclusive jurisdiction of the courts of Hong Kong and waive any objection to any proceedings in relation to this Agreement (“Proceedings”) in such courts, whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. This submission is for the benefit of the Escrow Agent and shall not limit its right to take Proceedings in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

15.	The Company hereby appoints [Law Debenture Corporation (H.K.) Limited, Suite 3105 31/F Alexandra House, 18 Chater Road, Central, Hong Kong] as its authorized agent to receive service of process in Hong Kong on its behalf.

16.	Any provision of this Agreement that may be determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

17.	Except as otherwise provided in this Agreement, no failure or delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power of right preclude any other or further exercise thereof, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is enforced.

18.	Unless expressly provided herein, a person who is not a party to this Agreement has no right to enforce or enjoy the benefit of any term of this Agreement.

19.	Each of the parties hereto hereby represents and warrants with respect to itself (a) that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Agreement by it does not and will not violate any applicable law or regulation.

20.	For the avoidance of doubt, the Trustee shall be entitled to the benefit of all of the provisions of the Indenture in favor of the Trustee (including without limitation the immunities, privileges, benefits, protections and indemnities provided for therein) as if set out herein mutatis mutandis. The Company acknowledges that the rights and responsibilities of the Trustee under this Agreement with respect to any action taken by the Trustee or the exercise or non-exercise of any option, right, request, judgment or other right or remedy provided for therein or resulting or arising out of this Agreement shall, as between the Trustee and the holders of the Notes, be governed by the Indenture and such other agreements with respect thereto as may exist from time to time among them.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed the day and year first before written.

The Company:

Executed and Delivered as an Agreement	)
By 7 Days Group Holdings Limited	)
)
Acting under the authority of that	)	/s/ Zheng Nanyan
company in the presence of:	)	Director

Witness?signature: /s/ Shi Minjian Witness?name: Shi Minjian		Director/Secretary

Escrow Agent:

Executed and Delivered as an Agreement	)
by DB Trustees (Hong Kong) Limited	)
In the presence of	)
)
Authorised Signatory	)
)
Authorised Signatory	)

Trustee:
Executed and Delivered as an Agreement	)
by DB Trustees (Hong Kong) Limited	)
In the presence of	)
)
Authorised Signatory	)
)
Authorised Signatory	)

[SIGNATURE PAGE TO ESCROW AGREEMENT (OFFSHORE)]

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed the day and year first before written.

The Company:

Executed and Delivered as an Agreement	)
By 7 Days Group Holdings Limited	)
)
Acting under the authority of that	)
company in the presence of:	)	Director

Witness’ signature:		Director/Secretary

Witness’ name:

Escrow Agent:

Executed and Delivered as an Agreement	)
by DB Trustees (Hong Kong) Limited	)	/s/ Aric Kay-Russell
In the presence of	)	Aric Kay-Russell
	)	Director
Authorised Signatory	)
	)	/s/ Chiu Kin Wing Edward
Authorised Signatory	)	Chiu Kin Wing Edward
Authorised Signatory

Trustee:
Executed and Delivered as an Agreement	)
by DB Trustees (Hong Kong) Limited	)	/s/ Aric Kay-Russell
In the presence of	)	Aric Kay-Russell
	)	Director
Authorised Signatory	)
	)	/s/ Chiu Kin Wing Edward
Authorised Signatory	)	Chiu Kin Wing Edward
Authorised Signatory

[SIGNATURE PAGE TO ESCROW AGREEMENT]

SCHEDULE 1

AUTHORISED SIGNATORIES OF THE COMPANY

Name: He Boquan	Signature: /s/ He Boquan
Name: Zheng Nanyan	Signature: /s/ Zheng Nanyan
Name: Shi Minjian	Signature: /s/ Shi Minjian
Name:	Signature:
Name:	Signature:

Date:

AUTHORISED SIGNATORIES OF THE TRUSTEE

Name:	Signature:
Name:	Signature:
Name:	Signature:
Name:	Signature:
Name:	Signature:

Date:

[SIGNATURE PAGE TO ESCROW AGREEMENT (OFFSHORE)]

DB TRUSTEES (HONG KONG) LIMITED

Company No.: 129786

DB TRUSTEES (HONG KONG) LIMITED

(the “Company”)

    CERTIFIED TRUE EXTRACT OF BOARD OF DIRECTORS MINUTES DATED 8TH AUGUST 2007

2.	AUTHORIZED SIGNATORIES

IT WAS RESOLVED THAT the following persons be authorised signatories of the Company.

Group A1*	Group A2*
BALL, John Keith	FUNG Yee-mei Ivy
CHOI Siu Ling	ROFFEY, Paul Craig
FONG Mei Kwan
KAY-RUSSELL, Aric David
HAMBLIN, Kate Louise
LAM Kin Ming
LUI Kwok Ming
NG Yue Min
TUCK, Matthew John
* Group A1 and Group A2 will be referred to collectively as Group A.

Group B1#	Group_B2#
CHAN Kin Sing	HWA Kin Pong
CHOW Lai Chong Melissa
LO Tak Ming
NIP Siu May Christina
# Group B1 and Group B2 will be referred to collectively as Group B.

IT WAS FURTHER RESOLVED THAT the previous resolution adopted on 16th July 2007 be hereby rescinded with immediate effect and that the specimen signatures of the authorised signatories attached to this board resolution as “Annexure A” be hereby approved.

3.	AUTHORISATION TO SIGN AGREEMENTS

IT WAS RESOLVED THAT:

EITHER any TWO of Group “A” signing jointly;

OR any ONE of Group “A” signing jointly with any ONE of Group “B”

of the Company’s authorised signatories be authorised to act the following matters on behalf of the Company:

•

To institute, enter into and conduct any negotiations in respect of the Company’s capacity, performance, function or duty as an agent or trustee of any issuer for the performance of certain acts, deeds or functions in relation to any issue of debt or equity in any form in any capital market.

•

To conclude any such negotiations and agree any agreements, deeds or other documents which they may, in their absolute discretion, think fit, including without prejudice to the generality of the foregoing, the settlement of fees, commissions or other remuneration.

•

Generally to execute any deeds or sign any agreements or documents which may be required and to do any other acts, matter of things which they will consider necessary or suitable for the carrying out of any of the purposes or acts hereby authorized.

•	To approve any amendments to any agreements and documents as they think fit and the authorised signatures on such documents shall be conclusive evidence that they have approved it in that form.

1

DB TRUSTEES (HONG KONG) LIMITED

Company No.: 129786

4.	AUTHORISATION TO SIGN CORRESPONDENCE

IT WAS RESOLVED THAT the authorised signatories of the Company be authorised to sign any or all correspondence for and on behalf of the Company and THAT the signing arrangement be operated as follows:

EITHER any TWO of Group “A” signing jointly;

OR any ONE of Group “A” signing jointly with any ONE of Group “B”

5.	AUTHORISATION TO OPERATE BANK ACCOUNTS

IT WAS RESOLVED THAT the authorised signatories of the Company be authorised to operate the Company’s client accounts that the Company has been authorised to operate, and THAT the signing arrangement be operated as follows:

EITHER any TWO of Group “A1” signing jointly;

OR any ONE of Group “A1” signing jointly with any ONE of Group “B1”

IT WAS FURTHER RESOLVED THAT any one of Group A or any one of Group B may sign singly in relation to confirmation sought by banks/institutions in respect of the transactions already undertaken by the instruction from the required authorised signatories.

6.	AUTHORISATION TO CERTIFY ON COPIES OF DOCUMENTS

IT WAS RESOLVED THAT any one of Group A may sign singly on copies of documents of the Company to certify that they are true copies of the originals on behalf of the Company.

CERTIFIED TRUE EXTRACT

/s/ LEUNG Sau Yee Angela
LEUNG Sau Yee Angela
Company Secretary
Date: 8th August 2007

2

Deutsche Bank

Group

DB TRUSTEES (HONG KONG) LIMITED

“Annexure A”

GROUP A1*
Name	Specimen Signature	Name	Specimen Signature

BALL, John Keith	/s/ BALL, John Keith	LAM Kin Ming	/s/ LAM Kin Ming

CHOI Siu Ling	/s/ CHOI Siu Ling	LUI Kwok Ming	/s/ LUI Kwok Ming

FONG Mei Kwan	/s/ FONG Mei Kwan	NG Yue Min	/s/ NG Yue Min

HAMBLIN, Kate Louise	/s/ HAMBLIN, Kate Louise	Matthew John TUCK	/s/ Matthew John TUCK

KAY-RUSSELL, Aric David	/s/ KAY-RUSSELL, Aric David

GROUP A2*

I hereby certify that this page a true and complete copy of the corresponding page of the original (or a properly certified copy of original)

Dated 9 Aug 2007

/s/ Leung Sau Yee Angela

Leung Sau Yee Angela

Company Secretary

Name	Specimen Signature
FUNG Yee-mei Ivy	/s/ FUNG Yee-mei Ivy
ROFFEY, Paul Craig	/s/ ROFFEY, Paul Craig

* Group A1 and Group A2 will be referred to collectively as Group A.

GROUP B1#
Name	Specimen Signature	Name	Specimen Signature

CHAN Kin Sing	/s/ CHAN Kin Sing	LO Tak Ming	/s/ LO Tak Ming

CHOW Lai Chong Melissa	/s/ CHOW Lai Chong Melissa	NIP Siu May Christina	/s/ NIP Siu May Christina

GROUP B1#
Name	Specimen Signature

HWA Kin Pong	/s/ HWA Kin Pong

# Group B1 and Group B2 will be referred to collectively as Group B.

3

SCHEDULE 2-A

ESCROW ACCOUNT DETAILS

Bank: Deutsche Bank AG, Hong Kong Branch (SWIFT: [            ])

Account Name: 7 DAYS GROUP HOLDINGS LIMITED

Account No.:

Reference: Escrow Amount

SCHEDULE 2-B

OPERATING ACCOUNT DETAILS

Intermediary Bank: CHINA MINSHENG BANKING CORP. LTD., H. O. BEIJING (Swift Code: [            ])

Beneficiary Bank: CHINA MINSHENG BANKING CORP. LTD., Shenzhen Branch (Swift Code: [            ])

Name of Beneficiary : 7 Days Inn (Shenzhen) Co., Ltd.

Account no:

SCHEDULE 3

DEPOSIT INSTRUCTIONS

[date]

To:

The Managing Director

DB Trustees (Hong Kong) Limited

55th Floor Cheung Kong Center

2 Queen’s Road Central

Hong Kong

Fax: +852 2203 7320

DB TRUSTEES (HONG KONG) LIMITED ESCROW ACCOUNT FOR THE BENEFIT OF 7 DAYS GROUP HOLDING LIMITED (the “Escrow Account”)

Please be aware that the following monies shall be deposited in the Escrow Account pursuant to that certain Escrow Agreement, dated September 10, 2007, between 7 Days Group Holdings Limited, DB Trustees (Hong Kong) Limited, as the Trustee, and DB Trustees (Hong Kong) Limited, as the Escrow Agent (the “Escrow Agreement”).

Capitalised terms not defined herein shall have the meanings ascribed to them in the Escrow Agreement.

Amount of Deposit:

Yours faithfully,

The Company

Authorised signatory

Authorised signatory

SCHEDULE 4

PAYMENT INSTRUCTIONS

[date]

To:

The Managing Director

DB Trustees (Hong Kong) Limited

55th Floor Cheung Kong Center

2 Queen’s Road Central

Hong Kong

Fax: +852 2203 7320

DB TRUSTEES (HONG KONG) LIMITED ESCROW ACCOUNT FOR THE BENEFIT OF 7 DAYS GROUP HOLDING LIMITED (the “Escrow Account”)

Please pay the following amount from the Escrow Account specified above and pursuant to Clause 5 of the Escrow Agreement, dated September 10, 2007, between 7 Days Group Holdings Limited, DB Trustees (Hong Kong) Limited, as the Trustee, and DB Trustees (Hong Kong) Limited, as the Escrow Agent (the “Escrow Agreement”) to the account specified below on [date]:

Amount: [    ]

Payment to: [Correspondent Bank Name and Swift Code]

For the Account of: [Beneficiary Bank Name, Swift Code and A/C No.]

For further credit to: [Recipient Name, A/C No. with Beneficiary Bank]

Reference and Contact Details: [    ]

Capitalised terms not defined herein shall have the meanings ascribed to them in the Escrow Agreement.

Yours faithfully,

The Company	The Trustee

Authorised signatory	Authorised signatory

Exhibit A

Specific Operating Conditions relating to the Disbursement Request

In addition to the other required items specified in Clause 5.5, the obligation of the Trustee to execute any Instruction shall be subject, in all cases, to the satisfaction of one of the Conditions described below (as certified in writing by an Authorized Signatory of the Company in the Disbursement Request):

1.	If the Company intends to pay specific costs and expenses related to the proposed renovation of one or more new hotel(s), the Company shall, subject to the delivery of the necessary information below, be entitled to request up to such amount (which amount shall, in any event, not exceed US$10,000,000) from the Escrow Account equal to the product of (a) estimated average per room cost of renovation (as described below), multiplied by (b) the proposed number of hotel rooms to be renovated (as set forth in the Disbursement Request). In connection with any such payment request, the applicable Disbursement Request shall include:

a.	a written report stating:

i.	the proposed location of such new hotel(s) to be opened and renovated,

ii.	the total number of rooms planned to be renovated for each new hotel,

iii.	the bona fide good-faith estimate of the average per room cost of renovation (which estimated amount shall, in any event, not exceed RMB 60,000 per room (or US Dollar equivalent), and

iv.	the total required amount of funding for the proposed renovation of such hotel rooms.

b.	copy(ies) of any duly executed lease agreement for the real property underlying the hotel(s) to be renovated, and

c.	to the extent applicable, copy(ies) of any agreements with payments obligations by the Company or its subsidiaries in excess of US$500,000 that relate to the proposed renovation of the hotel rooms.

2.	If the Company intends (i) to make a “Permitted Investment” (as such term is defined in the Indenture, but excluding any “Permitted Investment” set forth in clauses (a), (e), (h) and (i) thereof) or (ii) to repay such “Permitted Debt” (as such term is defined in the Indenture) as expressly permitted pursuant to Section 4.22 (Use of Proceeds) of the Indenture, the Company shall be entitled to request such amount from the Escrow Amount equal to such proposed “Permitted Investment” or amount of repayment of “Permitted Debt”, as the case may be. In connection with any such payment request, the applicable Disbursement Request shall include:

a.	a written report stating:

i.	the specific clause of the “Permitted Investments” definition in the Indenture for which the requested funds are intended to be used (or in the case of repayment of “Permitted Debt”, reference to clause (d) thereof),

ii.	a brief description of the purpose for the proposed “Permitted Investment” or the proposed repayment of “Permitted Debt”, and

iii.	the total required amount of funding for such proposed “Permitted Investment” or proposed repayment of “Permitted Debt”.

b.	an opinion from counsel to the Company stating that the amount proposed to be used for such “Permitted Investment” or repayment of “Permitted Debt” does not violate, breach or otherwise conflict with the terms and conditions of the Indenture.

c.	to the extent such amount is intended to be used to repay “Permitted Debt” incurred pursuant to clause (d) thereof, a brief description of underlying use of the proceeds from the “Permitted Debt”,

d.	a certification confirming that such of original use of proceeds from such “Permitted Debt” constituted a “Permitted Investment.”

3.	In addition to any funding request(s) made pursuant Conditions 1-2 above, the Company shall be entitled to request up to an aggregate of US$3,000,000 per calendar quarter (e.g., Jan 1 to March 31, April 1 to June 30, July 1 to Sep 30 and Oct 1 to Dec 31) from the Escrow Amount for general corporate purposes. In connection with any such payment request, the applicable Disbursement Request shall include a written report stating:

i.	the amount required to be funded pursuant to this Condition 3,

ii.	the amount (if any) previously requested to be funded pursuant to this Condition 3 for such calendar quarter, and

iii.	the available balance permitted to be requested for the remainder of such calendar quarter.

Exhibit B

Sample template of Monthly Report